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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): January 12, 2001


                  PENNSYLVANIA PHYSICIAN HEALTHCARE PLAN, INC.
               (Exact Name of Registrant as Specified in Charter)

          Pennsylvania                                      23-2795795
  (State or Other Jurisdiction                          (I.R.S. Employer
       of Incorporation)                               Identification No.)


                          Commission File No.: 0-28390


           c/o Suite 3200, 1650 Market Street, Philadelphia, PA 19103
                    (Address of Principal Executive Offices)


                               c/o (215) 665-1540
              (Registrant's Telephone Number, Including Area Code)



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Item 5.  Other Events.

         As discussed in Item 2. "Management's Discussion and Analysis or Plan of Operation," in the Form 10-QSB for the fiscal quarter ended June 30, 1999, and in the Current Reports on Form 8-K dated October 13, 1999 and October 24, 1999, of Pennsylvania Physician Healthcare Plan, Inc. (the "Company"), incorporated herein by reference, during the second quarter of 1999 Physicians Care PPO, Inc., the Company's preferred provider organization, which is its sole revenue generating subsidiary (the "PPO"), incurred significantly larger underwriting losses than anticipated. These losses continued in the third quarter of 1999. As a result of these losses, the PPO's external cash requirements materially exceeded its internally generated cash by an amount in excess of its ability to borrow or to access the capital markets. The Company was unable to enter into any definitive arrangements to provide the PPO with the additional capital it needed to fund its internal cash requirements. Consequently, the PPO's net worth declined below that required by Pennsylvania managed care laws.

         On October 13, 1999, the Company met with the Pennsylvania Department of Insurance (the "Department") so that satisfactory arrangements could be made to achieve a timely and orderly cessation of the PPO's business, including the placing of subscribers with other insurance providers. Although the Department had the authority to seek a rehabilitator to manage the PPO's day-to-day operations, it then advised the Company that it had until October 25, 1999 to continue to remain in control in order to wind up the PPO's affairs and also to seek additional sources of funding. The Department indicated that after that date it would assess the PPO's financial condition, and, if no additional sources of funding were obtained, the Department would seek an order from the Commonwealth Court of Pennsylvania (the "Court") appointing a liquidator for the PPO.

         The Company was attempting to obtain additional capital from the Pennsylvania Medical Society ("PMS") by the October 25, 1999 deadline set by the Department. However, the Company and PMS were unable to come to a definitive arrangement regarding the provision of additional capital.

         Consequently, on October 24, 1999 the PPO and the Department entered into a Consent Order pursuant to which the PPO consented to the entry of an order of liquidation from the Court which placed the PPO under the control of the Department and, among other things, revoked the PPO's license, appointed a rehabilitator and/or liquidator for the PPO, discharged the PPO's employees, officers and directors, enjoined the PPO from transacting any further business and ordered that the PPO be dissolved. The Court issued an Order of Liquidation on October 26, 1999, ordering the liquidation and dissolution of the PPO effective as of November 1, 1999.

         Following the Court's Order of Liquidation, the Department assumed complete control of the Company's PPO, including the payment of its creditors and liquidation proceedings. Under Pennsylvania law, the Department had jurisdiction over the PPO, but not the Company. The Company had no reporting requirements or responsibilities to the Department after November 1, 1999.

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         Also on October 24, 1999, the Company's health maintenance organization, a subsidiary of the Company which had not yet commenced operations (the "HMO"), agreed to return its license to the Department.

         The Company entered into an arrangement with certain of the Blue Cross/Blue Shield plans doing business in the PPO's service area whereby these plans agreed to offer coverage without medical underwriting to all of the PPO's members effective November 1, 1999.

         The Company had considered the possibility of selling its service company subsidiary, but was unable to find a buyer for this entity.

         On January 28, 2000, the Company held a special meeting of shareholders at which time the Company's Plan of Complete Dissolution was approved and adopted by the Company's shareholders. A copy of the Plan of Complete Dissolution was included in the Company's Proxy Statement on Schedule 14A filed with the Commission on December 20, 1999. All remaining employees of the Company were terminated as of January 31, 2000. Thereafter, the Company ceased conducting operations and had no business activities.

         As of the date of this Current Report on Form 8-K, the Company's known creditors have accepted negotiated payments in satisfaction of their claims and the Company has been liquidated. As a result, all of the Company's stock is cancelled. No remaining funds are available for distribution to shareholders of the Company from the proceeds of the liquidation. The Company did not, nor does it expect to, seek protection from its creditors under the bankruptcy laws.

         Under Pennsylvania law, the Company must obtain tax clearance certificates from the Pennsylvania Department of Labor and Industry and the Pennsylvania Department of Revenue, prior to filing its Articles of Dissolution. In December 2000, the Company filed applications with the foregoing departments, requesting issuance of these tax clearance certificates. Upon receipt of the tax clearance certificates, the Company will file Articles of Dissolution with the Pennsylvania Department of State. Upon the filing of these Articles of Dissolution, the Company will no longer exist.

         As of January 11, 2001, the Company incurred an aggregate of $38,600 of liquidation payments and expenses, as listed below:




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                  Listing of Liquidation Payments and Expenses



                           Item                               Estimated Amount
                           ----                               ----------------

-------------------------------------------------------------------------------
Bank Charges                                                          $ 500.00
-------------------------------------------------------------------------------
Phone Answering Service                                               1,200.00
-------------------------------------------------------------------------------
Record Storage for 7 Years                                            4,200.00
-------------------------------------------------------------------------------
Edgar SEC Filing                                                        500.00
-------------------------------------------------------------------------------
Communications to Shareholders                                        6,000.00
-------------------------------------------------------------------------------
Completion of all Tax Return Filings                                  6,000.00
-------------------------------------------------------------------------------
Legal                                                                10,000.00
-------------------------------------------------------------------------------
Potential Tax Return Settlements                                      6,000.00
-------------------------------------------------------------------------------
Liquidation Expense Reimbursement                                     1,200.00
-------------------------------------------------------------------------------
Termination of 401K Plan and Related Filings                          3,000.00
-------------------------------------------------------------------------------


         Contemporaneous with the filing of this Current Report on Form 8-K, the Company will file a Form 15 with the United States Securities and Exchange Commission to terminate the Company's reporting obligations.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   Pennsylvania Physician Healthcare Plan, Inc.
                                   (Registrant)


Date:  January 12, 2001            By: /s/ Gary Brown
                                       -----------------------------------
                                       Gary Brown, Chairman of
                                       the Board






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